John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “fund”)

Supplement dated January 17, 2020 to the current Prospectus, as may be supplemented (the Prospectus)

Effective March 7, 2020, Gregory M. McMurran will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. McMurran will be removed from the Prospectus. Following the effective date, Dennis Bein, CFA, Harindra de Silva, PH.D., CFA and Megan N. Miller, CFA, will continue to serve as portfolio managers of the fund for Wells Capital Management Incorporated (“Wells”) and will be jointly and primarily responsible for the day-to-day management of the portion of the fund managed by Wells.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “fund”)

Supplement dated January 17, 2020 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective March 7, 2020, Gregory M. McMurran will no longer serve as a portfolio manager of the fund. Accordingly, as of March 7, 2020, all references to Mr. McMurran will be removed from the SAI.

Following March 7, 2020, Dennis Bein, CFA, Harindra de Silva, PH.D., CFA and Megan N. Miller, CFA, will continue to serve as portfolio managers of the fund for Wells Capital Management Incorporated (“Wells”) and will be jointly and primarily responsible for the day-to-day management of the portion of the fund managed by Wells.

You should read this supplement in conjunction with the SAI and retain it for future reference.